Case 19-11915-BLS    Doc 309    Filed 12/30/19    Page 1 of 16

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

THE DISTRICT OF DELAWARE

X

In re	: :	Chapter 11
RAIT FUNDING, LLC,	:	Case No. 19-11915 (BLS)
a Delaware limited liability company, et. al. (1)	: :
Debtors.	:	Jointly Administered

X

Monthly Operating Report

For the Period From November 1, 2019 to November 30, 2019

DEBTORS' ADDRESS:	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle)
DEBTORS' ATTORNEYS: REPORT PREPARER:

Patrick A. Jackson (Del. Bar No. 4976)

Joseph N. Argentina, Jr. (Del. Bar No. 5453)

222 Delaware Avenue, Suite 1410

Wilmington, DE 19801

Tel: (302) 467-4200

Fax: (302) 467-4201

Patrick.Jackson@dbr.com

Joseph.Argentina@dbr.com

RAIT FUNDING, LLC

Michael P. Pompeo Brian P. Morgan 1177 Avenue of the Americas, 41st Floor New York, NY 10036-2714 Tel: (212) 248-3140 Fax: (212) 248-3141 Michael.Pompeo@dbr.com Brian.Morgan@dbr.com

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alfred Dilmore12/29/2019

Alfred DilmoreDate

Chief Financial Officer

Notes:

(1)

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number (if applicable), are as follows: RAIT Funding, LLC, a Delaware limited liability company (9983); RAIT Financial Trust, a Maryland real estate investment trust (9819); RAIT General, Inc., a Maryland corporation (9987); RAIT Limited, Inc., a Maryland corporation (9773); Taberna Realty Finance Trust, a Maryland real estate investment trust (3577); RAIT JV TRS, LLC, a Delaware limited liability company (3190); and RAIT JV TRS Sub, LLC, a Delaware limited liability company (4870). The mailing address for all Debtors is Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle).

FORM Cover Page PAGE 1 OF 16

Case 19-11915-BLS    Doc 309    Filed 12/30/19    Page 2 of 16

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF DELAWARE

RAIT FUNDING LLC	Case No. 19-11915 (BLS)
Debtor	Reporting Period: 11/01/19 - 11/30/19

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	x
Bank Account Reconciliation/Information	MOR-1b	N/A	x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of Bank Statements		N/A	x
Cash Disbursements Journals		N/A	x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-Petition Taxes	MOR-4a	N/A	x
Copies of IRS Form 6123		N/A	x
Copies of Tax Returns Filed During Reporting Period		N/A	x
Summary of Unpaid Post-Petition Debts	MOR-4b	x
Listing of Aged Accounts Payable	MOR-4b	x
Accounts Receivable Reconciliation and Aging	MOR-5a	x
Debtor Questionnaire	MOR-5b	x

FORM MOR

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Global Notes and Statements of Limitations and

Disclaimers Regarding the Debtors' Monthly Operating Reports

This Monthly Operating Report ("MOR") includes activity for the following Debtors:

Debtor	Case No.
RAIT Funding, LLC	19-11915 (BLS)
RAIT Financial Trust	19-11916 (BLS)
RAIT General, Inc.	19-11917 (BLS)
RAIT Limited, Inc.	19-11918 (BLS)
Taberna Realty Finance Trust	19-11919 (BLS)
RAIT JV TRS, LLC	19-11920 (BLS)
RAIT JV TRS SUB, LLC	19-11921 (BLS)

On August 30, 2019 (the “Petition Date”), RAIT Funding LLC and 6 of its affiliates (collectively, the “Debtors”), each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On September 4, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b).

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of this MOR.

1.

Basis for Presentation.  This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements in these chapter 11 cases and is in a format the Debtors believe is acceptable to the United States Trustee.  The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, certain of the financial statements and supplemental information contained herein represent consolidated information (e.g., RAIT Financial Trust and its consolidated subsidiaries). The unaudited consolidated financial statements have been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.  The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors.

The information furnished in this report includes normal recurring adjustments, but may not include all adjustments that would typically be made for financial information in accordance with GAAP.

The consolidated results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of the Debtors' operations, their financial position and the schedule of receipts and disbursements in the future.  The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

2.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.  Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

3.

Liabilities Subject to Compromise. Liabilities subject to compromise have been reported at the amounts recorded on the Debtors' books and records as of the date of the report. The amounts classified as liabilities subject to compromise in the financial statements included herein are preliminary and may be subject to future adjustments depending on Bankruptcy Court actions, developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, reconciliation of claims, and other events.

4.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their chapter 11 cases.

5.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

6.	Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion of Debtors for

Entry of Interim and Final Orders (I) Authorizing The Debtors To (A) Continue To Operate Their Cash Management System, (B) Honor Certain Prepetition

Obligations Related Thereto, (C) Maintain Existing Business Forms, And (D) Continue To Perform Intercompany Transactions, (II) Suspending The Requirements Contained In Section 345(B) Of The Bankruptcy Code, and (III) Granting Related Relief [Docket No. 4, 32 and 122]

FORM Notes PAGE 3 OF 16

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Global Notes and Statements of Limitations (cont.)

7.

Debtor & Non-Debtor Activities. To the best of the Debtors’ ability, the information shown in this MOR is for the 7 Debtor entities. In that regard, MOR-2 (Statement of Operations) and MOR-3 (Balance Sheet) include individual data for Debtors, with aggregated activity for all non-Debtors, and aggregated intercompany eliminations accross Debtors and non-Debtors. Historically, financial statements have only been produced by the Debtors on a consolidated basis (e.g., RAIT Financial Trust and its consolidated subsidiaries), and accounting processes and general ledger activity have occurred to support preparation of these consolidated financial statements, and not stand-alone financial statements for each Debtor. Accordingly, each Debtor’s individual information within MOR-2 and MOR-3 may not be in accordance with GAAP. As such. relying upon an unconsolidated view of each Debtor may be misleading and is being shown only for the purposes of complying with MOR reporting requirements.

FORM Notes PAGE 4 OF 16

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	11/01/19 - 11/30/19

MOR-1a
Schedule of the Debtors' Cash Receipts and Disbursements
For the Period From November 1, 2019 to November 30, 2019

($ in thousands)
Bank Balance 10/31/2019		$40,249

Receipts:
Cash Receipts		985
Total Receipts		$985

Disbursements:
Operating Disbursements
Payroll and Benefits		$(325)
Professional Fees - Recurring		-
Litigation Related Costs		-
Corporate Overhead		(241)
REO Maintenance		-
Other		-
Total Operating Disbursements		$(566)

Non-Operating Cash Items
Professional Fees - Restructuring		$(506)
Principal & Interest		-
Transaction Related Expenses		(35)
Sale Proceeds		-
Total Non-Operating Cash Flow		$(541)

Net Cash Flow		$(121)

Ending Bank Balance 11/30/2019		$40,128

Outstanding Checks		(26)

Ending Book Balance 11/30/2019		$40,102

FORM MOR-1a

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RAIT FUNDING LLC	Case No. 19-11915 (BLS)
Debtor	Reporting Period: 11/01/19 - 11/30/19

MOR-1b

Bank Reconciliation

As of November 30, 2019

The Debtors hereby submit this attestation in lieu of providing copies of bank statements, bank reconciliations, and cash disbursement journals.

Attached to MOR-1a is a listing of all Debtor bank accounts, by account number, with period ending book balances. The Debtors affirm these accounts are reconciled monthly in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request. Further, the Debtors affirm that cash bank statements and cash disbursement journals are maintained in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request.

/s/ Alfred Dilmore12/29/2019

Signature of Authorized IndividualDate

Alfred DilmoreChief Financial Officer

Printed Name of Authorized IndividualTitle of Authorized Individual

FORM MOR-1b - Bank Rec

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RAIT FUNDING LLC			Case No.	19-11915 (BLS)
Debtor			Reporting Period:	11/01/19 - 11/30/19

	MOR-1b (cont.)
	Book Balances
	As of November 30, 2019

($ in thousands)
Entity	Bank	Account No. (1)	Description	Ending Book Balance
RAIT Financial Trust	Citibank NA	*2169	Operating	$3,919
RAIT Financial Trust	Citibank NA	*1136	MMA	6,534
RAIT Financial Trust	Citibank NA	*0232	MMA	20,720
Taberna Realty Finance Trust	Citibank NA	*0397	Operating	8,878
RAIT Funding LLC	Citibank NA	*5657	Operating	43
RAIT JV TRS LLC	Citibank NA	*9356	Operating	8
RAIT Financial Trust	Wilmington Trust	*4000	Escrow	-
Taberna Realty Finance Trust	Wilmington Trust	*9000	Escrow	-

Total Debtors Book Cash				$40,102
(1)	Represents last four digits of account number

FORM MOR-1b - Book Balances

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RAIT FUNDING LLC			Case No.	19-11915 (BLS)
Debtor			Reporting Period:	11/01/19 - 11/30/19

MOR-1b (cont.)
Estimated US Trustee Fees
As of November 30, 2019

($ in actuals)
Entity	Case No.	Oct. '19 Disbursements	Nov. '19 Disbursements	U.S. Trustee Fee Q4-2019 (1)
RAIT Financial Trust	19-11916 (BLS)	688,659	1,106,290	TBD
RAIT Funding, LLC	19-11915 (BLS)	-	-	TBD
RAIT JV TRS LLC	19-11920 (BLS)	-	-	TBD
RAIT General, Inc.	19-11917 (BLS)	-	-	TBD
RAIT Limited, Inc.	19-11918 (BLS)	-	-	TBD
RAIT JV TRS SUB, LLC	19-11921 (BLS)	-	-	TBD
Taberna Realty Finance Trust	19-11919 (BLS)	2,604	-	TBD

Estimated US Trustee Fees		$691,262	$1,106,290	$-

(1) Actual U.S. Trustee quarterly fee will be determined during the filing of the December 2019 MOR.

FORM MOR-1b - UST Fee PAGE 8 OF 16

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RAIT FUNDING LLC								Case No.	19-11915 (BLS)
Debtor								Reporting Period:	11/01/19 - 11/30/19

		MOR-1c
		Schedule of Professional Fees Paid
		For the Period From November 1, 2019 to November 30, 2019

($ in thousands)
Schedule of Professional Fees Paid
			Check/Wire		Current Period Payments			Amount Paid Since Filing
Professional	Period Covered	Payor	Number	Date	Fees	Expenses	Total	Fees	Expenses	Total

EPIQ	Oct. '19	RAIT Financial Trust	Wire	11/22/2019	$56	$-	$56	$124	$-	$124
UBS	Sep. - Nov. '19	RAIT Financial Trust	Wire	11/22/2019	450	-	450	450	-	450
U.S. Trustee Fee	Sep. '19	RAIT Financial Trust	-	-	-	-	-	7	-	7
Total					$506	$-	$506	$581	$-	$581

FORM MOR-1c PAGE 9 OF 16

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RAIT FUNDING LLC								Case No.	19-11915 (BLS)
Debtor								Reporting Period:	11/01/19 - 11/30/19

MOR-2
Statement of Operations
For the Period From November 1, 2019 to November 30, 2019
($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Revenue:
Investment interest income	$-	$30	$-	$-	$75	$-	$-	$2,647	$(1,556)	$1,195
Investment interest expense	-	-	-	-	-	-	-	(585)	-	(585)
Net interest margin	$-	$30	$-	$-	$75	$-	$-	$2,062	$(1,556)	$610
Property income	-	-	-	-	-	-	-	1,164	(31)	1,133
Fee and other income	-	-	-	-	-	-	-	25	(17)	8
Total revenue	$-	$30	$-	$-	$75	$-	$-	$3,251	$(1,604)	$1,751

Expenses:
Interest expense	-	-	-	-	-	-	-	(1,824)	1,556	(268)
Real estate operating expense	-	-	-	-	-	-	-	(565)	31	(533)
Property management expenses	-	-	-	-	-	-	-	(39)	-	(39)
General and administrative expenses	(0)	(849)	-	-	(6)	-	-	(304)	17	(1,141)
Provision for losses	-	-	-	-	-	-	-	180	-	180
Depreciation and amortization expense	-	-	-	-	-	-	-	(395)	-	(395)
Total expenses	$(0)	$(849)	$-	$-	$(6)	$-	$-	$(2,946)	$1,604	$(2,196)

Net Operating (Loss) Income	$(0)	$(819)	$-	$-	$69	$-	$-	$305	$-	$(445)

Interest and other income (expense), net	-	0	-	-	-	-	-	26	-	26
(Gains) / Losses on assets	(0)	(608)	-	-	69	-	-	120	-	(419)
Gains (losses) on extinguishments of debt	-	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	(1,449)	-	-	-	-	-	-	-	(1,449)
Income (loss) before taxes	$(0)	$(2,057)	$-	$-	$69	$-	$-	$120	$-	$(1,867)

Income tax benefit (provision)	-	-	-	-	-	-	-	-	-	-

Net Income (Loss)	$(0)	$(2,057)	$-	$-	$69	$-	$-	$120	$-	$(1,867)

.

FORM MOR-2

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RAIT FUNDING LLC									Case No.	19-11915 (BLS)
Debtor									Reporting Period:	11/01/19 - 11/30/19
MOR-3
Balance Sheet
As of November 30, 2019

($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Assets:
Investments in mortgage loans, net	$-	$-	$-	$-	$5,099	$-	$-	$361,041	$(106,668)	$259,472
Investments in real estate, net of accumulated depreciation	-	-	-	-	-	-	-	112,253	-	112,253
Cash and cash equivalents	43	31,173	-	-	8,878	8	-	4,421	-	44,523
Restricted cash	-	-	-	-	-	-	-	41,241	-	41,241
Accrued interest receivable	-	59	-	-	160	-	-	23,099	(8,879)	14,439
Other assets	100	950	-	-	(21)	-	539	462,517	(455,446)	8,640
Intangible assets, net of accumulated amortization	-	-	-	-	-	-	-	1,083	-	1,083
Total assets	$143	$32,182	$-	$-	$14,116	$8	$539	$1,005,654	$(570,992)	$481,650

Liabilities & Equity:
Indebtedness, net of unamortized discounts, and def. fin. costs	$-	$-	$-	$-	$-	$-	$-	$541,334	$(292,004)	$249,330
Accrued interest payable	-	-	-	-	-	-	-	9,333	(8,879)	454
Accrued expenses	-	5,310	-	-	-	-	(0)	1,320	-	6,630
Accounts payable	-	1	-	-	-	-	-	47	-	48
Deferred taxes and other liabilities	-	-	-	-	-	-	-	17,979	(800)	17,179
Total liabilities not subject to compromise	$-	$5,311	$-	$-	$-	$-	$(0)	$570,012	$(301,682)	$273,641

Liabilities Subject to Compromise	23,750	123,453	-	-	18,671	-	1	-	-	165,875

Total liabilities	$23,750	$128,764	$-	$-	$18,671	$-	$1	$570,012	$(301,682)	$439,516

Shares outstanding	-	2,874	-	-	-	-	-	-	-	2,874
Additional paid in capital	-	2,099,281	-	-	-	-	-	494,336	(491,113)	2,102,504
Accumulated other comprehensive income (loss)	-	-	-	-	12,673	-	-	-	-	12,673
Retained earnings (deficit)	(54,520)	(956,475)	-	-	(656,899)	-	(5,412)	(254,455)	(148,155)	(2,075,917)
Non-controlling interest	-	-	-	-	-	-	-	876	(876)	-
Intercompany contributions/distributions	30,913	(1,242,261)	-	-	639,672	8	5,950	194,885	370,834	0
Total equity	$(23,607)	$(96,582)	$-	$-	$(4,555)	$8	$538	$435,641	$(269,309)	$42,134

Total liabilities & equity	$143	$32,182	$-	$-	$14,116	$8	$539	$1,005,654	$(570,992)	$481,650

FORM MOR-3

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	11/01/19 - 11/30/19

Supplemental Schedule
Reorganization Items
For the Period From November 1, 2019 to November 30, 2019

($ in thousands)
Professional fees - restructuring		$1,438
US Trustee fees		10
Total		$1,449

Supplemental Schedule
Liabilities Subject to Compromise
As of November 30, 2019

($ in thousands)
Senior note claims		$123,393
Subordinated RAIT Funding junior note claim and RAIT parent subordinated guaranty claim		23,750
Subordinated Taberna note claims		18,671
General unsecured claims		61
Total		$165,875

FORM Supp Sch

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RAIT FUNDING LLC	Case No. 19-11915 (BLS)
Debtor	Reporting Period: 11/01/19 - 11/30/19

MOR-4a

Status of Post-Petition Taxes

As of November 30, 2019

The Debtors have paid and are paying all undisputed post-petition taxes as they come due. Copies of filed tax returns and IRS forms, if applicable for this reporting period, are available to the U.S. Trustee upon request.

/s/ Alfred Dilmore	12/29/2019
Signature of Authorized Individual	Date

Alfred Dilmore	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

FORM MOR-4a PAGE 13 OF 16

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	11/01/19 - 11/30/19

MOR-4b
Summary of Unpaid Post-Petition Accounts Payable
As of November 30, 2019

($ in thousands)	Current	1-30 Days	31-60 Days	Over 60 days	Total A/P
Corporate expenses	$1	$-	$-	$-	$1
Total Accounts Payable	$1	$-	$-	$-	$1

FORM MOR-4b PAGE 14 OF 16

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	11/01/19 - 11/30/19

MOR-5a
Accounts Receivable Balance
As of November 30, 2019

($ in thousands)	Current-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total A/R
	$-	$-	$-	$-	$-
Total Accounts Receivable	$-	$-	$-	$-	$-

		Other Accrued AR			-
		Credit Balance Adjustment			-
		(-) Allowance for Doubtful Accounts			-
		Total Net Accounts Receivable			$-

Accounts Receivable Reconciliation
Beginning A/R Balance, Net
		(-) Total AR Cash Collections During the Period			-
		(+) Change in Allowance for Doubtful Accounts			-
		(+) Credit Balance Adjustment			-
		(+) Net Sales During the Period Related to AR			-
		Ending A/R Balance, Net			$-

FORM MOR-5a PAGE 15 OF 16

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	11/01/19 - 11/30/19

MOR-5b
Debtor Questionnaire
For the Period From November 1, 2019 to November 30, 2019

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below (1)		x
3. Have all post‐petition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001‐3.

x

(1)

Answer is specific to only Debtor related funds.  Non-Debtor entities are continuing to disburse funds in the normal course.

FORM MOR-5b